UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2016

CHANTICLEER HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	000-29507	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7621 Little Avenue, Suite 414

Charlotte, North Carolina 28226

(Address of principal executive offices)

Registrant’s telephone number, including area code: (704) 366-5122

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported on the Current Report on Form 8-K, the Nasdaq Listing Qualifications Department notified Chanticleer Holdings, Inc., a Delaware corporation (“Chanticleer”) on February 18, 2016 that, based on the previous 30 consecutive business days, Chanticleer’s common stock no longer met the minimum $1 bid price per share requirement. Therefore, in accordance with The Nasdaq Stock Market’s Listing Rules, Chanticleer was provided 180 calendar days, or until August 16, 2016, to regain compliance.

Chanticleer has not regained compliance with The Nasdaq Capital Market’s bid price rule.

Since Chanticleer meets all of the other applicable standards for initial listing on the Nasdaq Capital Market and has provided the Nasdaq Listing Qualifications Department with a representation that Chanticleer, if necessary, intends to cure the defect by effecting a reverse stock split during the compliance period, Chanticleer has been granted an additional 180 calendar days through February 13, 2017 to regain compliance with the bid price rule. If at any time during this additional time period the closing bid price of Chanticleer’s common stock is at least $1 per share for a minimum of 10 consecutive business days, or if Chanticleer completes a reverse split by January 30, 2017, Chanticleer will have regained compliance.

Forward-Looking Statements:

Any statements that are not historical facts contained in this Current Report on Form 8-K are “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of global economic conditions, the performance of management and our employees, our ability to obtain financing or required licenses, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date the statements were made, and the company does not undertake any obligation to update forward-looking statements. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Chanticleer Holdings, Inc., a Delaware corporation (Registrant)

Date: August 18, 2016	By:	/s/ Michael D. Pruitt
	Name:	Michael D. Pruitt
	Title:	Chief Executive Officer